HELIX ENERGY SOLUTIONS

Company Update

February 2019



Forward-Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers; customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including Helix's most recently filed Annual Report on Form 10-K and in Helix's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).

Who We Are

Helix is a specialty deepwater service provider to the offshore energy industry, focusing on our subsea infrastructure services in Well Intervention and Robotics.

HELIX
ENERGY SOLUTIONS


SIEM HELIX 1

Deepwater Subsea Services

Well Intervention

Entering a wellbore to initiate, enhance, restore or decommission production as part of the well's natural life cycle.

Robotics

Providing remotely operated vehicles (ROVs) to perform deepwater service tasks beyond the reach of dive crews.

Why focus on these disciplines?

- Low F&D cost for enhanced reserves
- Extended well life via intervention defers cessation of production and P&A spend
- P&A is regulatory driven; eventually, demand should increase over time
- Demand for a more cost effective solution to rigs
- Robotics is essential for credible quality performance in deepwater operations

HELIX ENERGY SOLUTIONS

Well Intervention


HELIX

HELIX
ENERGY SOLUTIONS

Well Intervention Overview



Debris Cap
Tubing hanger crown plugs
Spool Tree
High Pressure Wellhead Housing
30"csg
20"csg
13-3/8"csg
9-5/8"csg
7" liner
Straddles or patches to repair tubular.
Subsurface safety valve/gas lift mandrel repair.
Wellbore gas lift unloading with Nitrogen.
Heavy duty fishing with simultaneous removal of fill.
Selective zonal isolation mechanical or chemical.
Milling or high pressure jetting to remove scale.
Wellbore cleanout, fill removal with long or reverse circulation.
Window cutting/casing exit & remedial sidetrack drilling
Milling and under reaming to remove wellbore scale.
Formation acidizing via matrix or fracture stimulation.
Re-perforating long sections.

HELIX ENERGY SOLUTIONS

Well Intervention Current Asset Base



Q4000

Gulf of Mexico


Photo by: Hannes van Rijn

Q5000



Intervention Riser Systems

HELIX ENERGY SOLUTIONS

Well Intervention Current Asset Base

North Sea



Well Enhancer



Seawell

Brazil



***Siem Helix 1* (chartered vessel)**



***Siem Helix 2* (chartered vessel)**

HELIX ENERGY SOLUTIONS

Future Well Intervention Growth



***Q7000* – Under Completion**



Intervention Riser Systems [1]

[1] Includes IRS system and 18¾" ROAM system (Riserless Open Abandonment Module)

HELIX ENERGY SOLUTIONS

Subsea Services Alliance

HELIX
ENERGY SOLUTIONS

- Vessels-experienced crews
- Intervention systems
- WROV services for well operations

OneSubsea
A Schlumberger Company

- Tooling and interface solutions
- Tooling and interface management
- Subsea equipment solutions

Schlumberger

- Well intervention
- Pumping and stimulation
- Downhole measurements
- Integrated crews
- Emerging technology
- Project management

SUBSEA SERVICES ALLIANCE
Helix | Schlumberger

Robotics



HELIX ENERGY SOLUTIONS

Robotics Assets



46 Workclass ROVs

The backbone of the fleet, capable of performing a broad array of subsea construction and well intervention tasks



5 Trenchers

The key to pipeline installation in heavily trafficked waters



1 ROVDrill

Provide seabed composition intelligence for subsea construction and subsea mining operations

HELIX ENERGY SOLUTIONS

What Sets Helix Apart in Robotics



Oil & Gas



Renewable Energy



Subsea Mining



Specialty Services

- Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions
- A fleet of advanced vehicles, including several units custom built to our specifications
- Leading provider for trenching, cable burial and ROV support for offshore wind farm development
    - Current focus on export lines (field to shore)
    - Future opportunities in-field (inter-array cable installation)

HELIX ENERGY SOLUTIONS

Production Facilities


HELIX PRODUCER I

Production Facilities

Helix Producer I FPU (100%)

- Location: Phoenix Field (GOM)
- Production handling contract until at least June 1, 2023

Helix Fast Response System

- Contract to provide GOM spill response services to consortium of 16 operators in the Gulf of Mexico

Independence Hub Semi (20%)

- Likely to be decommissioned


Helix Producer 1

HELIX ENERGY SOLUTIONS

Key Financial Metrics


HELIX

HELIX
ENERGY SOLUTIONS

Three-Year Trend

$ in millions



$900
$700
$500
$300
$100
Revenue
$200
$150
$100
$50
$0
-$50
-$100
Net Income (loss)
Adjusted EBITDA
$90
$107
$162
$488
$581
$740
$(81)
$30
$29
2016
2017
2018
Revenue
Net Income (loss)
Adjusted EBITDA 1

1 Adjusted EBITDA is a Non-GAAP financial measure. See non-GAAP reconciliations on slide 29

Financial Results

($ in millions, except per share data)	Year Ended			Change			
	12/31/18	12/31/17	12/31/16	'18 vs. '17		'17 vs. '16	
Revenues	$ 740	$ 581	$ 488	$ 159	27%	$ 93	19%
Gross profit	$ 122	$ 62	$ 47	$ 60	97%	$ 15	32%
	16%	11%	11%				
Net income (loss)	$ 29	$ 30	$ (81)	$ (1)	-3%	$ 111	n/m
Diluted earnings (loss) per share	$ 0.19	$ 0.20	$ (0.73)	$ (0.01)	-5%	$ 0.93	n/m
Adjusted EBITDA[1]							
Business segments	$ 206	$ 140	$ 121	$ 66	47%	$ 19	16%
Corporate, eliminations and other	(44)	(33)	(31)	(11)	33%	(2)	6%
Adjusted EBITDA	$ 162	$ 107	$ 90	$ 55	51%	$ 17	19%
Cash and cash equivalents	$ 279	$ 267	$ 357	$ 12	4%	$ (90)	-25%
Cash flows from operating activities	$ 197	$ 52	$ 39	$ 145	279%	$ 13	33%

[1] Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 29.
n/m = not meaningful

HELIX ENERGY SOLUTIONS

Revenue Dispersion

($ in millions)


Services
$ 800
600
400
200
0
$488
14%
25%
54%
$581
10%
20%
63%
$740
8%
20%
70%
2016
2017
2018
Well Intervention
Robotics
Production Facilities
Geography
$ 800
600
400
200
0
$488
13%
25%
61%
$581
12%
27%
12%
49%
$740
9%
26%
28%
37%
2016
2017
2018
United States (Gulf of Mexico)
Brazil
United Kingdon (North Sea)
Other

HELIX ENERGY SOLUTIONS

Debt & Liquidity Profile


$1,200
$800
$400
$0
$1,002
$565
$554
$76
$537
$61
($ in millions)
$749
$255
$626
$269
$496
$229
$440
$161
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
LT Debt¹
Net Debt²
Liquidity³

Liquidity of approximately $426 million at 12/31/18

[1] Long-term debt is net of unamortized debt issuance costs and discount of our Convertible Senior Notes due 2022, Convertible Senior Notes due 2023 and Convertible Senior Notes due 2032. (Convertible Senior Notes due 2032 were extinguished in 2018)
[2] Net debt is calculated as long-term debt less cash and cash equivalents
[3] Liquidity is calculated as the sum of cash and cash equivalents ($279 million) plus available capacity under our revolving credit facility ($147 million)

Debt Instrument Profile

Total funded debt[1] of $479 million at 12/31/18

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $34 million Term Loan – LIBOR + 4.25%
    - Amortization payments of $4.7 million in 2019 and remaining balance of $29 million in 2020
- $70 million MARAD Debt – 4.93%
    - Semi-annual amortization payments
- $125 million Q5000 Loan – LIBOR + 2.50%[2]
    - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in 2020


Debt Instrument Profile at 12/31/18
Principal Payment Schedule
($ in millions)
$200
$100
$0
$47
$126
$7
$133
$133
$33
2019
2020
2021
2022
2023
2024-2027
Term Loan
MARAD
Q5000 Loan
CSN 2022
CSN 2023

[1] Excludes unamortized debt discounts and issuance costs
[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

HELIX ENERGY SOLUTIONS

2019 Outlook



HELIX ENERGY SOLUTIONS

2019 Outlook: Forecast

($ in millions)	2019 Outlook	2018 Actual
Revenues	$ 700 - 760	$ 740
Adjusted EBITDA[1,2]	165 - 190	162
Capital Additions[3]	~ 140	134
Revenue Split:		
Well Intervention	$ 545 - 620	$ 561
Robotics	145 - 160	159
Production Facilities[2]	50 - 55	64
Elimination	(40) - (75)	(44)
Total	$ 700 - 760	$ 740

Key 2019 forecast drivers:

- Siem Helix 1 & 2 – strong performance in Brazil
- Q4000 and Q5000 – improved GOM activity in 2019
- Stable North Sea intervention market
- Improved cost structure in Robotics
- Improved ROV utilization
- New HFRS agreement
- Q7000 deployment in second half of 2019

[1] Outlook for 2019 and 2018 actual include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts

[2] Outlook for 2019 does not include benefit from oil and gas production related to Droshky acquisition

[3] Includes capitalized interest and dry dock costs

HELIX ENERGY SOLUTIONS

2019 Outlook: Well Intervention

- Total backlog at December 31, 2018 was approximately $1.1 billion ($0.9 billion for Well Intervention)
- Gulf of Mexico
  - Q4000 – Began an expected 12-well campaign in December with estimated duration into April 2019, then working in spot market with good utilization expected in 2019.
  - Q5000 – Forecasted to work for BP for 270 days beginning January 1 through Q3 2019
  - 15K IRS rental unit – Four wells on Q5000 beginning January 1 and potential for work later in the year
  - 10K IRS rental unit – Available in spot market with limited visibility
- North Sea
  - Seawell – Dry dock during January, mobilized mid-February with good utilization expected in 2019
  - Well Enhancer – Dry dock during January, beginning work early March with good utilization expected in 2019
- Brazil
  - Siem Helix 1 and 2 – working under contract for Petrobras
  - Maintenance scheduled for Siem Helix 2 in Q3 2019 and Siem Helix 1 in Q4 2019

HELIX ENERGY SOLUTIONS

2019 Outlook: Robotics

- Improved cost structure with reductions related to vessel charters, including expiration of the Grand Canyon charter in October 2019, and expiration of the hedge on the Grand Canyon II in July 2019
- Grand Canyon (North Sea) – performing trenching work through Q1 2019. Currently expected to be trenching through the scheduled return of the vessel in October 2019
- Grand Canyon II (GOM) – worked for one customer for half of January on an ROV support project and commenced a 60-day survey support project mid-February 2019, after which the vessel will pursue spot market opportunities in GOM or other regions depending on market conditions
- Grand Canyon III (North Sea) – pursuing spot market opportunities in Q1 2019 with its trenching campaign expected to commence in mid-April 2019 into Q4 2019

2019 Outlook: Capital Additions & Balance Sheet

2019 Capital Additions are currently forecasted at approximately $140 million, consisting of the following:

- Growth Capex - $115[1] million related to completion of the Q7000 and related intervention system:
  - $112 million for the Q7000, including a $69 million shipyard payment
  - $3 million for intervention systems
- Maintenance Capex - $25 million for vessel and intervention system maintenance (including dry dock costs for the Seawell, Well Enhancer, and Helix Producer I in Q1 2019)

Balance Sheet

- Our total funded debt[2] level is expected to decrease by $47 million (from $479 million at December 31, 2018 to $432 million at December 31, 2019) as a result of scheduled principal payments
- Continued strong operating cash flow is expected in 2019

[1] Includes capitalized interest

[2] Excludes unamortized discounts and issuance costs

HELIX ENERGY SOLUTIONS

Beyond 2019

- Expect improvements despite challenging market conditions
  - Several long term well intervention contracts
  - Operational improvements and cost reductions
- Market improvements offer additional upside potential
- Cash Flows improvements
  - Improved operating cash flows and positive free cash flow in 2018
  - Expected strong free cash flow beginning 2020 once all major capital projects completed
  - Maintenance Capex expected to be $30 - $50 million annually
- Well Intervention
  - Full year of Q7000 operations
  - Focus on continued improved operating performance
  - Expanded alliance offerings
- Robotics
  - Continued strong renewables trenching market
  - Improvements in cost structure –
    - Grand Canyon II hedge expires in Q3 2019
    - Grand Canyon I charter expires Q4 2019
    - Grand Canyon III hedge expires in Q1 2020

HELIX ENERGY SOLUTIONS

Non-GAAP Reconciliations


KLEVEN
ST-259 CD
GRAND CANYON

HELIX
ENERGY SOLUTIONS

Non-GAAP Reconciliations

($ in thousands)

	Three Months Ended			Year Ended	
	12/31/18	12/31/17	9/30/18	12/31/18	12/31/17
Adjusted EBITDA:					
Net income (loss)	$ (13,747)	$ 50,580	$ 27,121	$ 28,598	$ 30,052
Adjustments:					
Income tax provision (benefit)	1,174	(49,307)	841	2,400	(50,424)
Net interest expense	3,007	3,298	3,249	13,751	18,778
Loss on extinguishment of long-term debt	-	-	2	1,183	397
Other expense, net	3,099	815	709	6,324	1,434
Depreciation and amortization	27,183	26,075	27,680	110,522	108,745
Non-cash losses on equity investment	3,430	1,800	-	3,430	1,800
EBITDA	24,146	33,261	59,602	166,208	110,782
Adjustments:					
(Gain) loss on disposition of assets, net	-	-	(146)	(146)	39
Realized losses from foreign exchange contracts not designated as hedging instruments	(908)	(846)	(820)	(3,224)	(3,605)
Other than temporary loss on note receivable	-	-	-	(1,129)	-
Adjusted EBITDA	$ 23,238	$ 32,415	$ 58,636	$ 161,709	$ 107,216
Free cash flow:					
Cash flows from operating activities	$ 45,917	$ 20,315	$ 63,161	$ 196,744	$ 51,638
Less: Capital expenditures, net of proceeds from sale of assets	(81,652)	(99,699)	(13,437)	(137,058)	(221,127)
Free cash flow	$ (35,735)	$ (79,384)	$ 49,724	$ 59,686	$ (169,489)

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income and expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, other income or cash flow data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

HELIX ENERGY SOLUTIONS

HELIX
ENERGY SOLUTIONS

HLX Listed NYSE®

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